NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Emerging Markets Debt Fund
Nationwide American Century Small Cap Income Fund	Nationwide Fund
Nationwide Amundi Global High Yield Fund	Nationwide Geneva Mid Cap Growth Fund
Nationwide Amundi Strategic Income Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Global Sustainable Equity Fund
Nationwide Bailard International Equities Fund	Nationwide Government Money Market Fund
Nationwide Bailard Technology & Science Fund	Nationwide GQG US Quality Equity Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	Nationwide Inflation-Protected Securities Fund
(formerly, Nationwide Core Plus Bond Fund)	Nationwide International Index Fund
Nationwide BNY Mellon Disciplined Value Fund	Nationwide International Small Cap Fund
(formerly, Nationwide Mellon Disciplined Value	Nationwide Loomis All Cap Growth Fund
Fund)	Nationwide Loomis Core Bond Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Loomis Short Term Bond Fund
(formerly, Nationwide Mellon Dynamic U.S. Core	Nationwide Mid Cap Market Index Fund
Fund)	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Bond Fund	Nationwide S&P 500 Index Fund
Nationwide Bond Index Fund	Nationwide Small Cap Index Fund
Nationwide Diamond Hill Large Cap Concentrated	Nationwide Small Company Growth Fund
Fund	Nationwide WCM Focused Small Cap Fund

Supplement dated April 12, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective May 2, 2022, the SAI is amended as follows:

1.	The information under the heading “Appendix B – Proxy Voting Guidelines Summaries – BlackRock Investment Management, LLC (“BlackRock”)” is deleted in its entirety and replaced with the following:
With respect to each series of the Trust (each, a “Fund”) for which BlackRock serves as subadviser, Nationwide Fund Advisors (“NFA”) has directed BlackRock to vote proxies on the portfolio securities held by each Fund in accordance with Institutional Shareholder Services’ (“ISS”) Sustainability U.S. Proxy Voting Guidelines and Sustainability International Proxy Voting Guidelines, as applicable (together, the “Sustainability Policy”). In accordance with NFA’s direction, BlackRock will not seek to deviate from the voting recommendations based upon the Sustainability Policy.
ISS has developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of environmental, social and corporate governance (“ESG”) import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
ISS notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that ISS closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at its decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

Please read the ISS Sustainability U.S. Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and the ISS Sustainability International Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf.

2.	The information under the heading “Appendix B – Proxy Voting Guidelines Summaries – Nationwide Fund Advisors” is amended as follows:

a.	The first paragraph under the heading “General” is deleted in its entirety and replaced with the following:

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.

b.	The paragraph under the heading “Delegation of Proxy Voting to Subadvisers to Funds” is deleted in its entirety and replaced with the following:

For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE